                                                                    EXHIBIT 10.9

                                   $4,600,000
                 TRINITY RIVER INDUSTRIAL DEVELOPMENT AUTHORITY
            VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BONDS
                  (RADIATION STERILIZERS, INCORPORATED PROJECT)
                         SERIES 1985-A AND SERIES 1985-B

                             BOND PURCHASE AGREEMENT

                                November 13, 1985



      On the basis of the representations, warranties and covenants contained in this Bond Purchase Agreement and upon the terms and conditions contained in this Bond Purchase Agreement, the undersigned, Prudential-Bache Securities, Inc. (the "Underwriter"), hereby offers to purchase from Trinity River Industrial Development Authority (the "Issuer") up to $4,600,000 aggregate principal amount its Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project), Series 1985-A and Series 1985-B (the "Series 1985-A Bonds" and the "Series 1985-B Bonds," collectively, the "Bonds"), each series to be issued under and pursuant to a trust indenture dated as of November 1, 1985 (the Series 1985-A Indenture and the Series 1985-B Indenture, collectively, the "Indentures") between the Issuer and Bank One Trust Company, N.A., as trustee (the "Trustee").

      SECTION 1.  ISSUER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

      By the Issuer's execution, delivery and acceptance hereof the Issuer hereby represents and warrants to, and agrees with, the Underwriter that:

      (a) The Issuer is an industrial development corporation and constituted authority and instrumentality (within the meaning of those terms in the Regulations and the rulings of the Internal Revenue Service prescribed and promulgated pursuant to Section 103 of the Internal Revenue Code of 1954, as amended). By virtue of the authority of the Constitution and laws of the State of Texas (the "State"), and particularly the Development Corporation Act of 1979, Article 5190.6, Vernon's Texas Civil Statutes, as amended (the "Act"), the Issuer is authorized to issue the Bonds to finance the Facilities, as defined in the loan agreements dated as of November 1, 1985 (the Series 1985-A Agreement and the Series 1985-B Agreement, collectively, the "Agreements") between the Issuer and Radiation

      Sterilizers, Incorporated, a California corporation (the "Company"), and to pledge the payments to be received pursuant to the Agreements as security for the payment of the principal of and premium, if any, and interest on the Bonds.

      (b) The Issuer has complied with all provisions of the Constitution and laws of the State, including the Act, and has full power and authority to consummate all transactions contemplated by this Bond Purchase Agreement, the Indentures and the Agreements.

      (c) The information describing the Issuer in the Offering Statement of even date herewith (the "Offering Statement") to be used in connection with the offering and sale of the Bonds by the Underwriter under the caption "THE ISSUER" as of the Closing Date, as hereinafter defined, is true and does not contain any untrue statement of a material fact.

      (d) The Issuer has duly authorized all necessary action for: (1) the issuance and sale of the Bonds upon the terms set forth herein; (2) the execution and delivery of the Indentures providing for the issuance of and security for the Bonds (including the pledge by the Issuer of the payments to be received pursuant to the Agreements sufficient to pay the principal of and premium, if any, and interest on the Bonds); (3) appointing the Trustee as Trustee, Paying Agent and Bond Registrar under the Indentures;
      (4) the financing of the Facilities; (5) the execution, delivery, receipt and due performance of this Bond Purchase Agreement, the Bonds, the Indentures, the Agreements and any and all such other agreements and documents as may be required to be executed, delivered and received by the Issuer in order to carry out, give effect to and consummate the transactions contemplated hereby or by the Indentures or the Agreements; and (6) the carrying out, giving effect to and consummation of the transactions contemplated hereby or by the Indentures or the Agreements.

      (e) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer, or any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated hereby or by the Indentures or the Agreements or the validity of the Bonds, the Indentures, the Agreements, this Bond

      Purchase Agreement or any agreement or instrument to which the Issuer is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or by the Indentures or the Agreements.

      (f) The Issuer's execution and delivery of this Bond Purchase Agreement, the Bonds, the Indentures, the Agreements and the other agreements contemplated hereby or by the Indentures or the Agreements will not contravene any law governing the Issuer and will not conflict with any provisions of the Act.

      (g) The Issuer has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Issuer is a bond issuer whose arbitrage certifications may not be relied upon.

      SECTION 2.  COMPANY'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS.

      To induce the Issuer and the Underwriter to enter into this Bond Purchase Agreement, and in consideration of the foregoing and the execution and delivery of this Bond Purchase Agreement, the Company represents, warrants and covenants to and with the Issuer and the Underwriter as follows:

      (a) The financial statements provided to the Underwriter in connection with the offer and sale of the Bonds by the Underwriter present fairly its financial position as of the dates indicated therein and the results of operation for the periods specified therein, and such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied in all material respects with respect to the periods involved, except as may otherwise be disclosed to the Underwriter or in the Offering Statement.

      (b) The descriptions and information to be contained in the Offering Statement at the Closing Date, as defined herein, are true and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made,, not misleading; provided, however, that none of the representations and warranties in this Bond Purchase Agreement shall apply to the information contained under the caption "THE ISSUER" or in Appendix B thereto (relating to Wells Fargo Bank, N.A. (the "Bank").

      (c) It will not take or omit to take any action which will in any way result in the proceeds from the sale of the Bonds being applied in a manner inconsistent with the provisions of the Agreements and the Indentures, including the provisions with respect to "arbitrage" therein.

      (d) There is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any public board or body pending or threatened against or affecting it or any basis therefor, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the transactions contemplated by this Bond Purchase Agreement, the Indentures or the Agreements or would adversely affect the validity or enforceability of the Bonds, the Indentures, the Agreements or the Letter of Credit Agreements dated as of November 1, 1985 (the "Credit Agreements") between the Company and the Bank pursuant to which irrevocable letters of credit (the "Letters of Credit") will be issued by the Bank.

      (e) The Agreements, this Bond Purchase Agreement and the Credit Agreements, when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally,

      (f) The execution and delivery of the Agreements, the Credit Agreements and this Bond Purchase Agreement, and the performance by the Company of its obligations under the foregoing, (i) have been duly authorized by all necessary corporate action of the Company and no approval or other action by any governmental authority or agency is required in connection therewith; (ii) do not and will not violate the Articles of Incorporation or Bylaws of the Company, or any existing court order by which the Company is bound, and such actions do not and will not constitute a default under any existing agreement, indenture, mortgage, lease, note or other obligation or instrument to which the Company is a party; and (iii) will not be subject to the lien, pledge or encumbrance of any existing agreement or document to which the Company is a party (excluding any lien, pledge or encumbrance arising under the Agreements and the Credit Agreements).

      SECTION 3. INDEMNIFICATION.

      The Company agrees to indemnify and hold harmless the Issuer and the Underwriter, and any member, officer, official or employee of the Issuer or the Underwriter, and each person, if any, who controls the Underwriter, within the meaning of Section 15 of the Securities Act of 1933, as amended (collectively the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses whatsoever caused by any untrue statement or misleading statement or allegedly misleading statement of a material fact contained in the Offering Statement (or caused by any omission or alleged omission from the Offering Statement of any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any such untrue or misleading statement or omission or allegedly untrue or misleading statement or omission in the information contained under the caption "THE ISSUER" or in Appendix B thereto.

      If any action shall be brought against one or more of the Indemnified Parties based upon the Offering Statement and in respect of which indemnity may be sought against it, the Indemnified Parties shall promptly notify the Company in writing, and the Company shall promptly assume the defense thereof, including the employment of counsel, the payment of all expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless employment of such counsel has been specifically authorized by the Company. The Company shall not be liable for any settlement of any such action effected without its consent by any of the Indemnified Parties, but if settled with the consent of the Company or if there be a final judgment for the plaintiff in any such action against the Company or any of the Indemnified Parties, with or without the consent of the Company, the Company agrees to indemnify and hold harmless the Indemnified Parties to the extent provided in this Bond Purchase Agreement.

      SECTION 4.  PURCHASE, SALE AND DELIVERY OF THE BONDS.

      On the basis of the representations, warranties and covenants of the Issuer and the Company contained herein, and subject to the terms and conditions herein set forth, at the Closing Time, as defined herein, the Underwriter agrees to purchase from the Issuer and the Issuer agrees to sell to the Underwriter the Bonds at 98.50% of the aggregate principal amount thereof.

      The Series 1985-A Bonds shall be issued under and secured as provided in the Series 1985-A Indenture. The Series 1985-A Bonds will be payable (except to the extent payable from proceeds (of the sale of the Bonds and the earnings from the temporary investment thereof) solely out of the payments received under the Series 1985-A Agreement (including moneys paid under the Series 1985-A Letter of Credit), The Series 1985-A Bonds shall be further secured by the Series 1985-A Letter of Credit. The Series 1985-A Bonds shall mature on November 1, 2005, shall bear interest at a variable interest rate (subject to conversion to a fixed interest rate), provide a put option to the owners thereof and be subject to redemption, all as set forth in the Series 1985-A Indenture.

      The Series 1985-B Bonds shall be issued under and secured as provided in the Series 1985-B Indenture. The Series 1985-B Bonds will be payable (except to the extent payable from proceeds of the sale of the Bonds and the earnings from the temporary investment thereof) solely out of the payments received under the Series 1985-B Agreement (including moneys paid under the Series 1985-B Letter of Credit). The Series 1985-B Bonds shall be further secured by the Series 1985-B Letter of Credit. The Series 1985-B Bonds shall mature on November 1, 2005, shall bear interest at a variable interest rate (subject to conversion to a fixed interest rate), provide a put option to the owners thereof and be subject to redemption, all as set forth in the Series 1985-B Indenture.

      Payment for the Bonds shall be made in immediately available funds by federal wire transfer at such place, time and date as shall be mutually agreed upon by the Issuer and the Underwriter. The date of such delivery and payment is herein called the "Closing Date," and the hour and date of such delivery and payment is herein called the "Closing Time." The delivery of the Bonds shall be made in definitive form and issued to and registered in the name of the Underwriter, except to the extent that the Underwriter may request the delivery of certain of the Bonds registered as to other persons, and in such denominations as authorized by the Indenture as the Underwriter shall specify in writing at least 24 hours prior to the Closing Time. The Bonds shall be available for examination and packaging by the Underwriter at least 24 hours prior to the Closing Time.

      SECTION 5.  CONDITIONS TO THE UNDERWRITER'S OBLIGATIONS.

      The Underwriter's obligations under this Bond Purchase Agreement shall be subject to the due performance by the Issuer and the Company of their respective obligations and agreements to be performed hereunder at or prior to the Closing Time and to the accuracy of and compliance with the Issuer's and the Company's representations and warranties contained herein, as of the date hereof and as of the Closing Time, and are also subject to the following conditions:

      (a) The Bonds, the Indentures, the Agreements, the Credit Agreements and the Letters of Credit shall each have been duly authorized, executed and delivered in the form mutually agreed upon by the Issuer, the Underwriter, the Bank and the Company.

      (b) At the Closing Time, the Underwriter shall receive:

            (1) The opinions dated the Closing Date of (i) McCall, Parkhurst & Horton, Bond Counsel, relating to the valid authorization and issuance of the Bonds, the due authorization, execution and delivery of the Indentures and the Agreements, the tax-exempt status of the Bonds and certain other matters, in substantially the form of Exhibit A hereto; (ii) Gerald A, Wright, Esq., counsel to the Company, relating to the due organization and existence of the Company, the due authorization, execution and delivery of the Agreements, the Credit Agreements and this Bond Purchase Agreement and certain other matters, in substantially the form of Exhibit B hereto; (iii) Sheppard, Mullin,, Richter & Hampton, counsel to the Bank, relating to the valid authorization and issuance of the Letters of Credit and certain other matters, in substantially the form of Exhibit C hereto; (iv) counsel to the Trustee, relating to certain matters with regard to the Trustee, in substantially the form of Exhibit D hereto; (v) counsel to the Issuer, relating to certain matters with regard to the Issuer, in substantially the form of Exhibit E hereto; and (vi) Dumas, Huguenin, Boothman & Morrow, counsel to the Underwriter, relating to certain matters of federal bankruptcy law and federal securities law, in substantially the form of Exhibit F hereto;

            (2) A certificate, satisfactory to the Underwriter, of the President of the Board of Directors of the Issuer, dated as of the Closing Date, to the effect that: (i) the Issuer has duly performed all obligations to be performed by it at or prior to the Closing Time and that each of the representations and warranties given by the Issuer and contained herein is true as of the Closing Date; (ii) the Issuer has authorized, by all necessary action, the execution, delivery, receipt and due performance of the Bonds, the Indentures, the Agreements and any and all such other agreements and documents as may be required to be executed, delivered and received by the Issuer to carry out, give effect to and consummate the transactions contemplated hereby; (iii) no litigation is pending, or to such President's knowledge threatened, to restrain or enjoin the issuance or sale of the Bonds or in any way affecting any authority for or the validity of the Bonds, the Indentures, the Agreements, this Bond Purchase Agreement or the Issuer's existence or powers or the Issuer's right to use the proceeds of the Bonds to finance the Facilities; and (iv) the execution, delivery, receipt and due performance of the Bonds, the Indentures, the Agreements and the other agreements contemplated hereby under the circumstances contemplated hereby or by the Indentures or the Agreements and the Issuer's compliance with the provisions thereof comply with the Act;

            (3) Certificates, satisfactory in form and substance to the Underwriter, of the President and the Secretary of the Company, of such other officers acceptable to the Underwriter, dated as of the Closing Dates to the effect that (i) since the date as of which information is given in Appendix A to the Offering Statement (including the documents to be incorporated by reference therein), if any, or any financial information described in Section 2(a) of this Bond Purchase Agreement, there has not been any material adverse change in the business, properties, financial position or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, and since such date, except in respect of the Bonds and in the ordinary course of business, the Company has not incurred any undisclosed material liability; (ii) there is no action, suit, proceeding or any investigation or inquiry at law or in equity or before or by any public board or body pending or threatened against or affecting the Company or its property or any basis therefor, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated hereby or by the Indenture or the Agreement or the validity or enforceability of the Bonds, the Indentures, the Agreements, the Credit Agreements, the Pledge and Security Agreement or this Bond Purchase Agreement; (iii) the information contained in the Offering Statement (excluding information contained under the caption "THE ISSUER" and in Appendix B thereto) is true in all material respects and does not contain any untrue statement of a material fact and does not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and (iv) the Company has duly authorized, by all necessary corporate action, the execution, delivery and due performance by the Company of the Agreements, the Credit Agreements and this Bond Purchase Agreement;

            (4) Such additional certificates, opinions and other documents as the Underwriter or the Bank may reasonably request shall have been delivered, including any certificates or opinions to evidence performance of or compliance with the provisions hereof and the transactions contemplated hereby, all such certificates and other documents to be satisfactory in form and substance to the Underwriter or the Bank; and

            (5) A letter from Moody's Investors Service, Inc. indicating a rating for the Bonds which is not lower than "Aaa" or a letter from Standard & Poor's Corporation indicating a rating for the Bonds which is not lower than "AAA."

      (c) The Bank shall have delivered the Letters of credit to the Trustee for the benefit of the Bondholders.

      SECTION 6.  CONDITIONS OF ISSUER'S OBLIGATIONS.

      The Issuer's obligations under this Bond Purchase Agreement are subject to the Underwriter's performance of its obligations hereunder and to the due completion of all proceedings, and the due satisfaction of all conditions required by the Act for the issuance of the Bonds.

      No provision, covenant or agreement contained in this Bond Purchase Agreement shall be deemed to be the covenant or agreement of any member, officer, attorney, agent or employee of the Issuer in an individual capacity; and no such provision, covenant or agreement, and no obligation herein imposed upon the Issuer, or the breach thereof, shall constitute an indebtedness of the Issuer within the meaning of any provision of the constitution or law of the State or constitute or give rise to any pecuniary liability of the Issuer or a charge against its general credit. No recourse shall be had for the payment of the principal of or premium, if any, or interest on the Bonds, or for any claim based hereon or on any instruments and documents executed and delivered by the Issuer in connection with the Facilities, against any member, officer, agent, attorney or employee, past, present or future, of the Issuer or of any successor body, or their respective heirs, personal representatives, successors as such, either directly or through the Issuer or any such successor body, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all of such liability being hereby released as a condition of and as a consideration for the execution and delivery of this Bond Purchase Agreement.

      SECTION 7.  TERMINATION.

      Notwithstanding any other provision of this Bond Purchase Agreement to the contrary, the Underwriter may terminate this Bond Purchase Agreement by notification to the Issuer and the Company if at any time prior to the Closing Date (A) legislation shall be introduced or enacted by the United States Congress or adopted by either house therefor or a decision by a court of the United States shall be rendered or a ruling, regulation or official statement by or on behalf of the Treasury Department of the United States, the Internal Revenue Service or other government agency shall be made with respect to federal taxation upon interest received on bonds of the general character of the Bonds, which would have the effect of changing directly or indirectly the federal income tax consequences of interest on bonds of the general character of the Bonds in the hands of the owners thereof; or (B) legislation shall be enacted or any action shall be taken by the Securities and Exchange Commission which, in the reasonable judgment of the Underwriter has the effect of requiring the contemplated distribution of the Bonds to be registered under the Securities Act of 1933, as amended, or the Indenture to be qualified under the Trust Indenture Act of 1939, as amended; or (C) there shall exist any event which, in the reasonable judgment of the Underwriter, either (1) makes untrue or incorrect in any material respect any statement or information contained in the Offering Statement or (2) is not reflected in the Offering Statement should be reflected therein or in an attachment thereto in order to make any material statements or information contained therein not misleading in any material respect; or (D) there shall have occurred any outbreak of hostilities engaging the United States in any local, national or international calamity or crisis on the financial markets of the United States being such as, in the reasonable judgment of the Underwriter, would materially affect the marketability of the Bonds; or (E) there shall be in force a general suspension of trading on the New York Stock Exchange or minimum or maximum prices for trading shall have been fixed and be in force, or maximum ranges for prices for securities shall have been required and be in force on the New York Stock Exchange, whether by virtue of a determination by that Exchange or by order of the Securities and Exchange Commission or any other governmental authority having jurisdiction; or (F) a general banking moratorium shall have been declared by either federal, Texas, California or New York authorities having jurisdiction and be in force; or (G) there shall have occurred any change, or any development involving a prospective change, in or affecting the operations of the Issuer, the Company or the Bank, which, in the reasonable judgment of the Underwriter, materially impairs the investment quality of the Bonds; or (H) any legislation, ordinance, rule or regulation shall be introduced in or be enacted by any governmental body, department or agency in the State or a decision by any court of competent jurisdiction within the State shall be rendered, which materially adversely affects the market price of the Bonds; or
(I) additional material restrictions not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange.

      If the Issuer or the Company does not, in the exercise of good faith, satisfy the conditions to the obligations of the Underwriter contained in this Bond Purchase Agreement, or if the obligations of the Underwriter shall be terminated for any reason permitted by this Bond Purchase Agreement, this Bond Purchase Agreement shall terminate and the Underwriter shall not have any further obligations hereunder. The Underwriter, however, may in its sole discretion waive one or more of the conditions imposed by this Bond Purchase Agreement and proceed herewith.

      SECTION 8.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
                  DELIVERY.

      All of the Issuer's and the Company's representations, warranties and agreements shall remain operative and in full force and effect, regardless of any investigations made by the Underwriter on its behalf, and shall survive delivery of the Bonds to the Underwriter.

      SECTION 9. PAYMENT OF EXPENSES.

      Whether or not the Bonds are sold by the Issuer to the Underwriter, the Underwriter shall be under no obligation to pay any expenses incident to the performance of the obligations of the Issuer hereunder. All expenses and costs to effect the authorization, preparation, issuance, delivery and sale of the Bonds (including, without limitation, the fees and disbursements of Bond Counsel, counsel to the Bank, counsel to the Issuer, and the expenses and costs for the preparation, printing, photocopying, execution and delivery of the Bonds, (and the rating thereof by Standard & Poor's Corporation or Moody's Investors Service, Inc.), the Indentures, the Agreements, the Credit Agreements, this Bond Purchase Agreement and all other agreements and documents contemplated hereby) shall be paid out of the proceeds of the sale of the Bonds, or by the Company. The Company and the Underwriter have agreed that certain expenses in connection with the offer and sale of the Bonds by the Underwriter will be paid by the Underwriter, including the fees and disbursements of the Underwriter and its counsel, expenses and costs for the preparation, printing and delivery of the Preliminary Offering Statement and Offering Statement, advertising and certain miscellaneous fees and expenses, and neither the Company nor the Issuer shall be liable for the payment thereof.

      SECTION 10. NOTICES.

      Any notice or other communication to be given to the Issuer under this Bond Purchase Agreement may be given by mailing (certified or registered) or delivering the same in writing to Trinity River Industrial Development Authority, 5300 South Collins, Arlington, Texas 76010, Attention: Chairman; and any notice or other communication to be given to the Underwriter under this Bond Purchase Agreement may be given by delivering the same in writing to Prudential-Bache Securities, Inc., 100 Gold Street, New York, New York 10292,
Attention: Public Finance Department, IDB/Pollution Control Group; and any notice or other communication to be given to the Company may be given by delivering the same in writing to Radiation Sterilizers, Incorporated, 3000 Sand Hill Road, Building 4, Suite 245, Menlo Park, California 94025,

      SECTION 11. APPLICABLE LAW; NONASSIGNABILITY

      This Bond Purchase Agreement shall be governed by the laws of the State. This Bond Purchase Agreement shall not be assigned by the Issuer or the Underwriter.

      SECTION 12. AMENDMENTS; EXECUTION OF COUNTERPARTS.

      This Bond Purchase Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and same document. This Bond Purchase Agreement may not be amended, except in writing signed by all parties hereto.

                                    TRINITY RIVER INDUSTRIAL
                                    DEVELOPMENT AUTHORITY



Attest

/s/ Romona A. Niner                 By /s/ Signature Unreadable
---------------------                  ----------------------------------------
(Assistant) Secretary                  President



                                    PRUDENTIAL-BACHE SECURITIES INC.



                                    By  /s/ William B. Jamus
                                        ---------------------------------------
                                        Authorized Officer




                                    RADIATION STERILIZERS
                                    INCORPORATED



                                    By /s/ Allan Chin
                                       ----------------------------------------
                                       President

                                    EXHIBIT A

                                       TO

                             BOND PURCHASE AGREEMENT

      I. Pursuant to Section 5(b)(i), the Underwriter shall have received an opinion of Bond Counsel to the following effect:

                        (TO BE FURNISHED BY BOND COUNSEL)

      II. Pursuant to Section 5(b)(i), the Underwriter and its counsel shall also have received a supplemental opinion of Bond Counsel to the following effect:

            A. The information contained in the Official Statement under the captions "The Series 1985-A Bonds," "The Series 1985-B Bonds," "Purchase of the Series 1985-A Bonds," "Purchase of the Series 1985-B Bonds," "Fixed Interest Rate," "The Series 1985-A Agreement," "The Series 1985-B Agreement," "The Series 1985-A Indenture," "The Series 1985-B Indenture,, and "Tax Exemption" are accurate statements or summaries of the matters therein set forth and fairly present the information purported to be shown and do not contain any untrue statements of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            B. The Bonds are exempted securities within the meaning of Section 3(a)(2) of the Securities Act of 1933, as amended, and it is not necessary in connection with the offer and sale of the Bonds to the public to register the Bonds under the Securities Act of 1933, as amended, or to qualify the Bonds, the Order or any other instrument or document under the Trust Indenture Act of 1939, as amended.

            C. In addition to the foregoing, such opinion shall also state that, in the performance of their duties as Bond Counsel, without having undertaken to determine independently the accuracy and completeness of the statements contained in the Official Statement, nothing has come to the attention of such counsel which would lead them to believe that the Official Statement (excluding the financial and statistical data and forecasts included therein, and excluding therefrom the Appendixes thereto, all as to which no view need to expressed) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      Bond Counsel shall provide to the Underwriter a consent to the reference to such counsel and their opinion in the Official Statement.

                                    EXHIBIT B

                                       TO

                             BOND PURCHASE AGREEMENT

      I. Pursuant to Section 5(b)(l)(ii) of the Bond Purchase Agreement the Underwriter shall have received an opinion of counsel to the Company to the following effect:

            A. Company is a corporation (i) duly organized, validly existing and in good standing under the laws of the State of California, and (ii) duly qualified to do business as a foreign corporation in good standing in all other jurisdictions that require such qualification, except where the failure to so qualify would not have a material and adverse effect on the Company Company has all requisite and necessary power and authority to own its properties, to conduct its present business, to execute, deliver and perform all of its obligations under the Loan Agreements, this Purchase Agreement, the Reimbursement Agreements, and the Company Financing Statement (collectively, the "Company Documents.")

            B. Guarantor is a limited partnership (i) duly organized, validly existing and in good standing under the laws of the State of California, and
(ii) duly qualified to do business as a foreign partnership in good standing in all other jurisdictions that require such qualification, except where the failure to so qualify would not have a material and adverse effect on Guarantor. Guarantor has all requisite and necessary partnership power and authority to own its properties, to conduct its present business and to execute and perform all of its obligations under the Guarantees, the Deeds of Trust, the Security Agreements and the Guaranty Financing Statement (collectively, the "Guaranty Documents.")

            C. The execution, delivery and performance by Company of the Company Documents has been duly authorized by all necessary corporate action and does not and will not (i) require any further consent or approval of any person or entity having any interest in Company; (ii) require any governmental approvals, exemptions, orders, licenses, filings, registrations or qualifications with any governmental authority not obtained; (iii) violate any provision of any law, rule, regulation, writ, judgment, injunction, decree, order, determination or award presently in effect having any applicability to the Company or any of Company's property; (iv) violate any provision of, or require any consent under, the articles or bylaws of Company; or (v) result in the breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or result in or require the creation or imposition of any lien, security interest, claim, charge, right of others or other encumbrance of any nature upon any property of Company (other than the liens created under the Company Documents) under, any indenture loan or credit agreement or any other agreement, lease or instrument to or by which Company or any property of Company is or may be bound or affected.

            D. The execution, delivery and performance by Guarantor under the Guaranty Documents does Not: and will not: (i) require any further consent or approval of Guarantor's general or limited partners; (ii) require any governmental approvals, exemptions, orders, licenses or any filings, registrations or qualifications with any governmental authority not obtained;
(iii) violate any provisions of any law, rule, regulation, writ, judgment, injunction, decree, order, determination or award presently in effect having any applicability to Guarantor or any of Guarantor's property; (iv) violate any provision of, or require any consent under, Guarantor's partnership agreement or other similar governing documents; or (v) result in the breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or result in or require the creation or imposition of any lien, security interest, claim, charge, right of others or other encumbrance of any nature upon any property of Guarantor under, any indenture, loan or credit agreement or other agreement, lease or instrument to or by which Guarantor or any property of Guarantor is or may be bound or affected.

            E. The Company Documents have been duly and validly executed and delivered by Company and constitute legal, valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

            F. The Guaranty Documents have been duly and validly executed and delivered by Guarantor and constitute legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally.

            G. There are no actions, suits or proceedings of any kind pending or, to the best of such counsel's knowledge, threatened against or affecting Company, Guarantor or any general partner of Guarantor, by or before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, except as previously disclosed in writing to Issuer, Bank and the Underwriter.

      II. Pursuant to Section 5(b)(ii), the Underwriter and its counsel shall have received a supplemental opinion of counsel to the Company to the following effect:

            A. The information contained in the Official Statement under the captions "The Facilities," "Use of Proceeds," "The Series 1985-A Guaranty," "The Series 1985-B Guaranty" and "Appendix A" are accurate statements or summaries of the matters therein set forth and fairly present the information purported to be shown and do not contain any untrue statements of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

            B. In addition to the foregoing, such opinion shall also state that, in the performance of their duties, without having undertaken to determine independently the accuracy and completeness of the statements contained in the Official Statement, nothing has come to the attention of such counsel which would lead them to believe that the Official Statement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    EXHIBIT C

                                       TO

                             BOND PURCHASE AGREEMENT

      I. Pursuant to Section 5(b)(1)(iii) of the Bond Purchase Agreement the Underwriter shall have received an opinion of counsel to the Bank to the following effect:

            A. The Bank is a national banking association, duly organized and validly existing under the laws of the United States, and has full corporate right, power and authority to perform all obligations on its part to be performed, and to take all actions required or permitted on its part to be taken, under the Letters of Credit.

            B. The Letters of Credit have been duly authorized, executed and delivered by the Bank, and constitute valid, legal and binding obligations of the Bank, enforceable in accordance with their terms.

            C. Payments made under the Letters of Credit to the Trustee, and in turn to the Bond Holders, in respect of principal and interest owing in connection with the Bonds, would not constitute a transfer of property by or of the Company avoidable under Section 547 of the Federal Bankruptcy Code by a trustee or debtor in possession if a petition under the Federal Bankruptcy Code was subsequently filed by or against the Company, and would Not constitute a transfer of property by or of the Issuer avoidable under Section 547 of the Federal Bankruptcy Code by a trustee or debtor in possession if -a petition under the Federal Bankruptcy Code was subsequently filed by or against the Issuer.

      II. Pursuant to Section 5(b)(iii), the Underwriter and its counsel shall also have received a supplemental opinion of counsel to the Bank to the following effect:

      The information contained in the Official Statement under the captions "The Series 1985-A Letter of Credit," "The Series 1985-B Letter of Credit," and "Appendix B" are accurate statements or summaries of the matters therein set forth and fairly present the information purported to be shown and do not contain any untrue statements of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

                                    EXHIBIT D

                                       TO

                             BOND PURCHASE AGREEMENT


      Pursuant to Section 5(b) (1)(iv) of the Bond Purchase Agreement the Underwriter shall have received an opinion of counsel to the Trustee to the following effect:

      (a) The Trustee is a duly created and lawfully existing banking association under the laws of the United States of America;

      (b) The Trustee has taken all corporate action necessary to assume the duties and obligations of the Trustee under the Indentures and the Agreements and has duly authenticated and delivered the Bonds;

      (c) The Trustee has duly authorized the execution and delivery of the Indentures and the Agreements, and the Indentures and the Agreements, when executed on behalf of the Trustee (assuming the due execution and delivery thereof by the other parties thereto, respectively), will be the legal, valid, binding and enforceable obligations of the Trustee in its capacity as Trustee;

      (d) The Trustee has all necessary powers required to carry out the trusts intended under the Indentures;

      (e) All approvals, consents and orders of any governmental authority or agency having jurisdiction in the matter which would constitute a condition precedent to the performance by the Trustee of its duties and obligations under the Indenture as Trustee have been obtained and are in full force and effect; and

      (f) No litigation is pending or, to the best of such counsel's knowledge, threatened in any way contesting or affecting the Trustee's existence or powers (including trust powers) or the Trustee's ability to fulfill its duties and obligations under the Indentures.

                                    EXHIBIT E

                                       TO

                             BOND PURCHASE AGREEMENT

      Pursuant to Section 5(b)(1)(v) of the Bond Purchase Agreement the Underwriter shall have received an opinion of counsel to the Issuer to the following effect:

      (1) The Issuer is a public body corporate and politic duly created and validly existing under the Constitution and laws of the State of Texas with the corporate power to enter into and perform the Agreements and the Indentures and issue the Bonds.

      (2) The Agreements and the Indentures have been duly authorized, executed and delivered by the Issuer and are valid and binding obligations of the Issuer enforceable against the Issuer. The Indentures create a valid lien on the "Trust Estate" (defined in the Indentures).

      (3) The Bonds have been duly authorized, executed and delivered by the Issuer and are valid and binding limited obligations of the Issuer enforceable against the Issuer, payable solely from the sources specified in the Indentures.

                                    EXHIBIT F

                                       TO

                             BOND PURCHASE AGREEMENT

      Pursuant to Section 5(b)(l)(vi) of the Bond Purchase Contract the Underwriter shall have received an opinion of counsel to the Underwriter to the following effect:

      1. The Bonds are exempt from registration under the Securities Act of 1933, as amended, and it is not necessary in connection with the offer and sale of the Bonds to register any other security issued in connection with the issuance of the Bonds under such act, and no indenture in respect to the Bonds is required to be qualified pursuant to the Trust Indenture Act of 1939, as amended;

      2. The statements contained in the Offering Statement under the captions "Introductory Statement," "The Series 1985-A Bonds," "The Series 1985-B Bonds," "Purchase of the Series 1985 A Bonds," "Purchase of the Series 1985-B Bonds," "Fixed Interest Rate," "The Series 1985-A Agreement," "The Series 1985-B Agreement," "The Series 1985-A Indenture," and "The Series 1985-B Indenture," insofar as the statements contained under such captions purport to describe or summarize certain provisions of the Bonds, the Agreements, and the Indentures, present a fair description or summary of such provisions;

      3. Nothing has come to such counsel's attention which would lead such counsel to believe that the Offering Statement (excluding the Appendices thereto and other financial and statistical data therein and in the Offering Statement) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not materially misleading;

      In addition, the Underwriter shall have received a reasoned opinion from counsel to the Underwriter to the effect that:

      1. If funds are held in trust for the 123 day period provided in Section 4.01A and 14.02 of the Indentures, and for the 130 day period provided in
Section 8.02 of the Indentures, and payments of principal or interest are made from those funds to the holders of the Bonds, the payments will not constitute preferences voidable under Section 547 under the Bankruptcy Code in connection with a bankruptcy court case commenced by or against the Issuer, the User as long as payment occurs after the expiration of the stated time period;

      2. Payments by the Bank to the Trustee or to the holders of the Bonds under the Letter of Credit will not constitute preferences voidable under
Section 547 of the Bankruptcy Code in connection with a bankruptcy court case commenced by or against the Issuer, the User or any general partner of the User; and

      3. If the Tender Agent and the Trustee carry out their respective responsibilities as provided in Article Six of the Indenture and hold the Bonds and the proceeds of the sale of the Bonds solely for the benefit of the selling Bondholders and the persons purchasing the same, payment from the Purchase Fund by the Tender Agent to the Holders of the Bonds other than the Liquidity Bank, the Issuer, the User or any general partner of the User, will not constitute preferences voidable under Section 547 of the Bankruptcy Code.



                                       -2-